UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 21, 2005

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10863                   13-3473472
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

631 SOUTH RICHLAND AVENUE, YORK PA                                 17403
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (717) 771-7890


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On July 21, 2005, York issued a press release setting forth York's second quarter 2005 results and commenting on its business outlook. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.

The information in the press release and in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.


Item 9.01. Exhibits

99.1 Press release, dated July 21, 2005, issued by York International Corporation. This exhibit is furnished pursuant to Item 2.02.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  York International Corporation
                                                  (Registrant)


Date:  July 21, 2005                              By: /s/ M. David Kornblatt
                                                     ---------------------------
                                                     M. David Kornblatt
                                                     Vice President and
                                                     Chief Financial Officer

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Exhibit Index

     99.1 Press release, dated July 21, 2005, issued by York International Corporation.